SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                             December 16, 2002
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                    (Date of earliest event reported)



                     Independence Community Bank Corp.
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          (Exact name of registrant as specified in its charter)


         Delaware                     0-23229                   11-3387931
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                      Identification No.)


195 Montague Street, Brooklyn, New York                            11201
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(Address of principal executive offices)                        (Zip Code)


                               (718) 722-5300
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            (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         --------------           -----------

              99.1           Press Release dated December 16, 2002


ITEM 9.  Regulation FD Disclosure
         ------------------------

    On December 16, 2002, Independence Community Bank Corp. (the "Company") announced that its President and Chief Executive Officer had presented at The New York Society of Security Analysts' 4th Annual Banking Conference. In the Company's presentation, Mr. Fishman, among other things, confirmed that management was comfortable with the current earnings consensus estimate of $2.25 per diluted share for the fiscal year ended December 31, 2002.

    For additional information, reference is made to the Company's press release dated December 16, 2002 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INDEPENDENCE COMMUNITY BANK CORP.



Date: December 16, 2002      By:  /s/John K. Schnock
                                  ---------------------------------------------
                                  John K. Schnock
                                  Senior Vice President, Secretary  and Counsel


























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